--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------
                                    Form 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                October 26, 1995
                Date of Report (Date of earliest event reported)

                      ------------------------------------
                          CHEMICAL BANKING CORPORATION
             (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

           1-5805                                        13-2624428
   (Commission File Number)                   (IRS Employer Identification No.)

                   270 Park Avenue, New York, New York 10017
              (Address of principal executive offices) (Zip Code)
                                (212) 270-6000
             (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5.  OTHER EVENTS.

     As previously announced in the Current Report on Form 8-K of Chemical Banking Corporation, a Delaware corporation (the "registrant" or "Chemical"), filed with the Securities and Exchange Commission on August 29, 1995 (the "Prior Form 8-K"), Chemical and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), entered into an Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), whereby Chase will merge with and into the registrant (the "Merger") with the registrant as the surviving entity (the "Surviving Corporation"). A copy of the Merger Agreement is attached as an exhibit to, and described in, the Prior Form 8-K. The Merger is expected to qualify as a "pooling of interests" for accounting and financial reporting purposes.

     Certain financial information for Chase and pro forma combined financial information for the combined entity giving effect to the Merger is set forth under Item 7 below.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

     (1) The audited consolidated statements of condition of Chase and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three-year period ended December 31, 1994 (incorporated by reference to pages 51-77 of Chase's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 1-5945)).

     (2) The unaudited consolidated statement of condition of Chase as of June 30, 1995 and the unaudited consolidated statements of income, cash flows and changes in shareholders' equity of Chase and subsidiaries for the six months ended June 30, 1995 and 1994 (incorporated by reference to pages 3-8 of Chase's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 (File No. 1-5945)).

(b) Pro Forma Financial Information

     The Chemical and Chase unaudited pro forma combined statement of income summary, unaudited pro forma combined balance sheet at June 30, 1995, unaudited pro forma combined statements of income for each of the years in the three-year period ended December 31, 1994 and for the six months ended June 30, 1995 and June 30, 1994, and the notes to unaudited pro forma combined financial statements.

                       PRO FORMA COMBINED FINANCIAL DATA

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION
            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

     The following Unaudited Pro Forma Combined Statement of Income Summary combines the historical Consolidated Statements of Income of Chemical and Chase giving effect to the Merger, which will be accounted for as a pooling of interests, as if the Merger had occurred on the dates indicated herein, after giving effect to the pro forma adjustments described in the Notes to the Pro Forma Combined Financial Statements. This information should be read in conjunction with the historical consolidated financial statements of Chase incorporated by reference herein and the historical consolidated financial statements of Chemical included in its Annual Report on Form 10-K for the year ended December 31, 1994 (the "1994 Form 10-K") and its Quarterly Report on Form 10-Q for the six months ended June 30, 1995 (the "June Form 10-Q"). The effect of the estimated $1.5 billion restructuring charge ($925 million net of tax) expected to be taken in connection with the Merger has been reflected in the pro forma combined balance sheet; however, since the proposed restructuring charge is nonrecurring, it has not been reflected in the pro forma combined statements of income. The pro forma financial data do not give effect to the anticipated cost savings in connection with the Merger. The pro forma financial data are not necessarily indicative of the results that actually would have occurred had the Merger been consummated on the dates indicated or that may be obtained in the future.

                                                         FOR THE
                                                       SIX MONTHS             FOR THE YEAR
                                                     ENDED JUNE 30,        ENDED DECEMBER 31,
                                                     ---------------   ---------------------------
                                                      1995     1994     1994      1993      1992
                                                     ------   ------   -------   -------   -------
INTEREST INCOME
Loans..............................................  $6,340   $5,386   $11,055   $11,252   $12,633
Securities.........................................   1,234    1,247     2,329     2,412     2,332
Trading Assets.....................................     616      575     1,142       691       735
Federal Funds Sold and Securities Purchased Under
  Resale Agreements................................     950    1,036     1,827     1,368     1,120
Deposits With Banks................................     443      451       869       985     1,033
                                                     ------   ------   -------   -------   -------
  Total Interest Income............................   9,583    8,695    17,222    16,708    17,853
                                                     ------   ------   -------   -------   -------
INTEREST EXPENSE
Deposits...........................................   3,096    2,241     4,704     4,255     5,803
Short-Term and Other Borrowings....................   1,930    1,837     3,307     3,092     2,805
Long-Term Debt.....................................     472      420       848     1,025     1,083
                                                     ------   ------   -------   -------   -------
  Total Interest Expense...........................   5,498    4,498     8,859     8,372     9,691
                                                     ------   ------   -------   -------   -------
NET INTEREST INCOME................................   4,085    4,197     8,363     8,336     8,162
Provision for Credit Losses........................     380      675     1,050     2,254     2,585
Provision for Loans Held for Accelerated
  Disposition......................................      --       --        --       566        --
                                                     ------   ------   -------   -------   -------
NET INTEREST INCOME AFTER PROVISION FOR CREDIT
  LOSSES AND PROVISION FOR LOANS HELD FOR
  ACCELERATED DISPOSITION..........................   3,705    3,522     7,313     5,516     5,577

                       PRO FORMA COMBINED FINANCIAL DATA

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION
    UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY -- (CONTINUED)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                         FOR THE
                                                       SIX MONTHS             FOR THE YEAR
                                                     ENDED JUNE 30,        ENDED DECEMBER 31,
                                                     ---------------   ---------------------------
                                                      1995     1994     1994      1993      1992
                                                     ------   ------   -------   -------   -------
NONINTEREST REVENUE
Trust and Investment Management Fees...............     450      500       988       871       768
Corporate Finance and Syndication Fees.............     393      290       638       532       465
Service Charges on Deposit Accounts................     211      198       408       397       366
Fees for Other Financial Services..................   1,068    1,044     2,116     2,008     1,954
Trading Revenue....................................     406      719     1,196     1,789     1,321
Securities Gains...................................      54       60        65       189        66
Other Revenue......................................     671      642     1,239     1,350       435
                                                     ------   ------   -------   -------   -------
  Total Noninterest Revenue........................   3,253    3,453     6,650     7,136     5,375
                                                     ------   ------   -------   -------   -------
NONINTEREST EXPENSE
Salaries...........................................   2,004    1,893     3,978     3,660     3,482
Employee Benefits..................................     508      461       929       869       783
Occupancy Expense..................................     446      485       968       991       949
Equipment Expense..................................     391      333       724       664       604
Foreclosed Property Expense........................     (53)      97        50       509       413
Provision for Other Real Estate Held for
  Accelerated Disposition..........................      --       --        --       318        --
Restructuring Charge...............................      15       48       465       203        --
Other Expense......................................   1,383    1,425     2,888     2,614     2,570
                                                     ------   ------   -------   -------   -------
  Total Noninterest Expense........................   4,694    4,742    10,002     9,828     8,801
                                                     ------   ------   -------   -------   -------
Income Before Income Tax Expense and Effect of
  Accounting Changes...............................   2,264    2,233     3,961     2,824     2,151
Income Tax Expense.................................     885      890     1,475       798       428
                                                     ------   ------   -------   -------   -------
INCOME BEFORE EFFECT OF ACCOUNTING CHANGES.........  $1,379   $1,343   $ 2,486   $ 2,026   $ 1,723
                                                     ------   ------   -------   -------   -------
Income Applicable to Common Stock..................  $1,262   $1,213   $ 2,221   $ 1,731   $ 1,449
                                                     ------   ------   -------   -------   -------
Income Per Share (Before Accounting Changes):
  Primary..........................................  $ 2.91   $ 2.71   $  5.02   $  4.00   $  3.65
  Assuming Full Dilution...........................  $ 2.85   $ 2.67   $  4.97   $  3.96   $  3.61
Average Common Shares Outstanding:
  Primary..........................................   433.5    448.2     442.2     433.1     397.5
  Assuming Full Dilution...........................   444.7    457.8     450.9     441.7     408.2

 See the additional Unaudited Pro Forma Combined Financial Statements and Notes
                                 thereto below.

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 (IN MILLIONS)

     The following Unaudited Pro Forma Combined Balance Sheet combines the historical Consolidated Balance Sheets of Chemical and Chase giving effect to the Merger, which will be accounted for as a pooling of interests, as if the Merger had been effective on June 30, 1995. This information should be read in conjunction with the historical consolidated financial statements of Chase incorporated by reference herein and the historical consolidated financial statements of Chemical included in its 1994 Form 10-K and its June Form 10-Q. The effect of the estimated $1.5 billion restructuring charge ($925 million net of tax) expected to be taken in connection with the Merger has been reflected in the pro forma combined balance sheet; however, since the proposed restructuring charge is nonrecurring, it has not been reflected in the pro forma combined statement of income. The pro forma financial data do not give effect to the anticipated cost savings in connection with the Merger. The pro forma financial data are not necessarily indicative of the actual financial position that would have occurred had the Merger been consummated on June 30, 1995 or that may be obtained in the future.

                                                                    AT JUNE 30, 1995
                                                  -----------------------------------------------------
                                                  CHEMICAL        CHASE                        PRO FORMA
                                                 HISTORICAL     HISTORICAL      PRO FORMA      COMBINED
                                                 ----------     ----------     ADJUSTMENTS     ---------
                                                                               -----------
                                                                               (A, P)
ASSETS
Cash and Due from Banks........................   $   7,756      $   4,309       $    --       $  12,065
Deposits with Banks............................       2,903          6,623            --           9,526
Federal Funds Sold and Securities Purchased
  Under Resale Agreements......................      12,883          8,722            --          21,605
Trading Assets:
  Debt and Equity Instruments..................      12,059          7,257            --          19,316
  Risk Management Instruments..................      18,412          9,442            --          27,854
Securities: (b)
  Held-to-Maturity.............................       8,287          2,004            --          10,291
  Available-for-Sale...........................      19,965          5,106          (416)(c)      24,655
Loans..........................................      84,675         64,239           416(c)      149,503
                                                                                     173(d)
Allowance for Credit Losses....................      (2,430)        (1,416)           --          (3,846)
Premises and Equipment.........................       2,138          1,940          (104)(q)       3,974
Due from Customers on Acceptances..............       1,156            960            --           2,116
Accrued Interest Receivable....................       1,197          1,195            --           2,392
Assets Acquired as Loan Satisfactions..........          54             --            93(d)          147
Assets Held for Accelerated Disposition........         240             --            --             240
Other Assets...................................       9,236          8,375          (266)(d)      17,709
                                                                                     364(j)
                                                   --------       --------      --------        --------
  TOTAL ASSETS.................................   $ 178,531      $ 118,756       $   260       $ 297,547
                                                   --------       --------      --------        --------

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION

           UNAUDITED PRO FORMA COMBINED BALANCE SHEET -- (CONTINUED)
                                 (IN MILLIONS)

                                                                    AT JUNE 30, 1995
                                                  -----------------------------------------------------
                                                  CHEMICAL        CHASE                        PRO FORMA
                                                 HISTORICAL     HISTORICAL      PRO FORMA      COMBINED
                                                 ----------     ----------     ADJUSTMENTS     ---------
                                                                               -----------
                                                                               (A, P)
LIABILITIES
Deposits:
  Domestic Noninterest-Bearing.................   $  21,387      $  11,293       $    --       $  32,680
  Domestic Interest-Bearing....................      45,860         20,897            --          66,757
  Foreign......................................      27,642         36,092            --          63,734
                                                   --------       --------      --------        --------
     Total Deposits............................      94,889         68,282            --         163,171
Federal Funds Purchased and Securities Sold
  Under Repurchase Agreements..................      23,557         12,519            --          36,076
Other Borrowed Funds...........................      15,780          4,060        (6,930)(e)      12,910
Acceptances Outstanding........................       1,162            967            --           2,129
Trading Liabilities............................      20,353         11,787         6,930(e)       39,070
Accounts Payable, Accrued Expenses and Other
  Liabilities..................................       4,208          7,004           146(f)       12,243
                                                                                     925(g)
                                                                                     (40)(q)
Long-Term Debt.................................       7,202          5,568            --          12,770
                                                   --------       --------      --------        --------
  TOTAL LIABILITIES............................     167,151        110,187         1,031         278,369
STOCKHOLDERS' EQUITY
Preferred Stock................................       1,250          1,400            --           2,650
Common Stock...................................         255            374          (199)(h)         443
                                                                                      13(j)
Capital Surplus................................       6,476          3,982          (111)(h)      10,698
                                                                                     351(j)
Retained Earnings..............................       3,826          3,309          (146)(f)       5,821
                                                                                    (925)(g)
                                                                                    (179)(h)
                                                                                     (64)(q)
Net Unrealized Loss on Securities
  Available-for-Sale, Net of Taxes.............        (216)            (7)           --            (223)
Treasury Stock, at Cost........................        (211)          (489)          489(h)         (211)
                                                   --------       --------      --------        --------
  TOTAL STOCKHOLDERS' EQUITY...................      11,380          8,569          (771)         19,178
                                                   --------       --------      --------        --------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...   $ 178,531      $ 118,756       $   260       $ 297,547
                                                   ========       ========      ========        ========

         See Notes to Unaudited Pro Forma Combined Financial Statements

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

     The following unaudited Pro Forma Combined Statements of Income combine the Consolidated Statements of Income of Chemical and Chase giving effect to the Merger, which will be accounted for as a pooling of interests, as if the Merger had been effective as of the beginning of the periods indicated after giving effect to the pro forma adjustments described in the Notes to the Pro Forma Combined Financial Statements. This information should be read in conjunction with the historical consolidated financial statements of Chase incorporated by reference herein and the historical consolidated financial statements of Chemical included in its 1994 Form 10-K and its June Form 10-Q. The effect of the estimated $1.5 billion restructuring charge ($925 million net of tax) expected to be taken in connection with the Merger has been reflected in the pro forma combined balance sheet; however, since the proposed restructuring charge is nonrecurring, it has not been reflected in the pro forma combined statement of income. The pro forma financial data do not give effect to the anticipated cost savings in connection with the Merger. The pro forma financial data are not necessarily indicative of the results that actually would have occurred had the Merger been consummated on the dates indicated or that may be obtained in the future.

                                                          FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                                  -------------------------------------------------------
                                                   CHEMICAL        CHASE                       PRO FORMA
                                                  HISTORICAL     HISTORICAL     PRO FORMA       COMBINED
                                                  ----------     ----------     ADJUSTMENTS    ----------
                                                                                ----------
                                                                                (A, P)
INTEREST INCOME
Loans...........................................    $3,431         $2,883          $ 26(c)       $6,340
Securities......................................     1,018            242           (26)(c)       1,234
Trading Assets..................................       404            212            --             616
Federal Funds Sold and Securities
  Purchased Under Resale Agreements.............       431            519            --             950
Deposits With Banks.............................       149            294            --             443
                                                    ------         ------           ---          ------
  Total Interest Income.........................     5,433          4,150            --           9,583
                                                    ------         ------           ---          ------
INTEREST EXPENSE
Deposits........................................     1,782          1,314            --           3,096
Short-term and Other Borrowings.................     1,055            875            --           1,930
Long-Term Debt..................................       278            194            --             472
                                                    ------         ------           ---          ------
  Total Interest Expense........................     3,115          2,383            --           5,498
                                                    ------         ------           ---          ------
NET INTEREST INCOME.............................     2,318          1,767            --           4,085
Provision for Credit Losses.....................       240            140            --             380
                                                    ------         ------           ---          ------
NET INTEREST INCOME AFTER PROVISION FOR
  CREDIT LOSSES.................................     2,078          1,627            --           3,705
NONINTEREST REVENUE
Trust and Investment Management Fees............       188            262            --             450
Corporate Finance and Syndication Fees..........       248            145            --             393
Service Charges on Deposit Accounts.............       150             --            61(k)          211
Fees for Other Financial Services...............       584            545           (61)(k)       1,068
Trading Revenue.................................       227            179            --             406
Securities Gains................................        51             26           (23)(c)          54
Other Revenue...................................       383            265            23(c)          671
                                                    ------         ------           ---          ------
  Total Noninterest Revenue.....................     1,831          1,422            --           3,253
                                                    ------         ------           ---          ------

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION

        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME -- (CONTINUED)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                          FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                                  -------------------------------------------------------
                                                   CHEMICAL        CHASE        PRO FORMA      PRO FORMA
                                                  HISTORICAL     HISTORICAL     ADJUSTMENTS     COMBINED
                                                  ----------     ----------     ----------    ----------
                                                                                (A,P)
NONINTEREST EXPENSE
Salaries........................................     1,103            904            (3)(1)       2,004
Employee Benefits...............................       224            291            (7)(f)         508
Occupancy Expense...............................       264            182            --             446
Equipment Expense...............................       198            168            25(q)          391
Foreclosed Property Expense.....................       (21)            --           (32)(m)         (53)
Restructuring Charge............................        --             --            15(l)           15
Other Expense...................................       726            637           (12)(1)       1,383
                                                                                     32(m)
                                                    ------         ------           ---          ------
  Total Noninterest Expense.....................     2,494          2,182            18           4,694
                                                    ------         ------           ---          ------
Income Before Income Tax Expense and
  Effect of Accounting Changes..................     1,415            867           (18)          2,264
Income Tax Expense..............................       566            326            (7)            885
                                                    ------         ------           ---          ------
INCOME BEFORE EFFECT OF ACCOUNTING CHANGES......    $  849         $  541          $(11)         $1,379
                                                    ------         ------           ---          ------
Income Applicable to Common Stock...............    $  793         $  480          $(11)         $1,262
                                                    ------         ------           ---          ------
Income Per Share (Before Accounting Changes):
  Primary.......................................    $ 3.21         $ 2.67                        $ 2.91
  Assuming Full Dilution........................    $ 3.12         $ 2.64                        $ 2.85
Average Common Shares Outstanding:
  Primary.......................................     246.8          179.5                         433.5(h)
  Assuming Full Dilution........................     255.8          181.6                         444.7(h)

         See Notes to Unaudited Pro Forma Combined Financial Statements

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION

        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME -- (CONTINUED)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                             FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                                        -------------------------------------------------
                                                         CHEMICAL      CHASE                    PRO FORMA
                                                        HISTORICAL   HISTORICAL    PRO FORMA    COMBINED
                                                        ----------   ----------   ADJUSTMENTS   ---------
                                                                                  -----------
                                                                                  (A,P)
INTEREST INCOME
Loans.................................................    $2,682       $2,677        $  27(c)    $ 5,386
Securities............................................       848          426          (27)(c)     1,247
Trading Assets........................................       364          211           --           575
Federal Funds Sold and Securities Purchased Under
  Resale Agreements...................................       221          815           --         1,036
Deposits With Banks...................................       194          257           --           451
                                                          ------       ------         ----        ------
  Total Interest Income...............................     4,309        4,386           --         8,695
                                                          ------       ------         ----        ------
INTEREST EXPENSE
Deposits..............................................     1,063        1,178           --         2,241
Short-Term and Other Borrowings.......................       651        1,186           --         1,837
Long-Term Debt........................................       267          153           --           420
                                                          ------       ------         ----        ------
  Total Interest Expense..............................     1,981        2,517           --         4,498
                                                          ------       ------         ----        ------
NET INTEREST INCOME...................................     2,328        1,869           --         4,197
Provision for Credit Losses...........................       365          310           --           675
                                                          ------       ------         ----        ------
NET INTEREST INCOME AFTER PROVISION FOR CREDIT
  LOSSES..............................................     1,963        1,559           --         3,522
NONINTEREST REVENUE
Trust and Investment Management Fees..................       218          282           --           500
Corporate Finance and Syndication Fees................       175          115           --           290
Service Charges on Deposit Accounts...................       144           --           54(k)        198
Fees for Other Financial Services.....................       569          529          (54)(k)     1,044
Trading Revenue.......................................       388          331           --           719
Securities Gains......................................        59           80          (79)(c)        60
Other Revenue.........................................       245          318           79(c)        642
                                                          ------       ------         ----        ------
  Total Noninterest Revenue...........................     1,798        1,655           --         3,453
                                                          ------       ------         ----        ------
NONINTEREST EXPENSE
Salaries..............................................     1,060          833           --         1,893
Employee Benefits.....................................       221          247           (7)(f)       461
Occupancy Expense.....................................       286          199           --           485
Equipment Expense.....................................       175          145           13(q)        333
Foreclosed Property Expense...........................        37           --           60(m)         97
Restructuring Charge..................................        48           --           --            48
Other Expense.........................................       778          707          (60)(m)     1,425
                                                          ------       ------         ----        ------
  Total Noninterest Expense...........................     2,605        2,131            6         4,742
                                                          ------       ------         ----        ------
Income Before Income Tax Expense......................     1,156        1,083           (6)        2,233
Income Tax Expense....................................       480          412           (2)          890
                                                          ------       ------         ----        ------
NET INCOME............................................    $  676       $  671        $  (4)      $ 1,343
                                                          ------       ------         ----        ------
Income Applicable to Common Stock.....................    $  611       $  606        $  (4)      $ 1,213
                                                          ------       ------         ----        ------
Income Per Share:
  Primary.............................................    $ 2.39       $ 3.27                    $  2.71
  Assuming Full Dilution..............................    $ 2.36       $ 3.24                    $  2.67
Average Common Shares Outstanding:
  Primary.............................................     255.2        185.6                      448.2(h)
  Assuming Full Dilution..............................     263.0        187.3                      457.8(h)

         See Notes to Unaudited Pro Forma Combined Financial Statements

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION

        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME -- (CONTINUED)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                             FOR THE YEAR ENDED DECEMBER 31, 1994
                                                      ---------------------------------------------------
                                                       CHEMICAL      CHASE                      PRO FORMA
                                                      HISTORICAL   HISTORICAL    PRO FORMA      COMBINED
                                                      ----------   ----------   ADJUSTMENTS     ---------
                                                                                -----------
                                                                                (A, P)
INTEREST INCOME
Loans...............................................    $5,730       $5,270        $  55(c)      $11,055
Securities..........................................     1,715          669          (55)(c)       2,329
Trading Assets......................................       722          420           --           1,142
Federal Funds Sold and Securities Purchased Under
  Resale Agreements.................................       550        1,277           --           1,827
Deposits With Banks.................................       371          498           --             869
                                                         -----        -----         ----          ------
  Total Interest Income.............................     9,088        8,134           --          17,222
                                                         -----        -----         ----          ------
INTEREST EXPENSE
Deposits............................................     2,378        2,326           --           4,704
Short-Term and Other Borrowings.....................     1,500        1,807           --           3,307
Long-Term Debt......................................       536          312           --             848
                                                         -----        -----         ----          ------
  Total Interest Expense............................     4,414        4,445           --           8,859
                                                         -----        -----         ----          ------
NET INTEREST INCOME.................................     4,674        3,689           --           8,363
Provision for Credit Losses.........................       550          500           --           1,050
                                                         -----        -----         ----          ------
NET INTEREST INCOME AFTER PROVISION FOR CREDIT
  LOSSES............................................     4,124        3,189           --           7,313
NONINTEREST REVENUE
Trust and Investment Management Fees................       421          567           --             988
Corporate Finance and Syndication Fees..............       405          233           --             638
Service Charges on Deposit Accounts.................       300           --          108(k)          408
Fees for Other Financial Services...................     1,148        1,076         (108)(k)       2,116
Trading Revenue.....................................       645          551           --           1,196
Securities Gains....................................        66          105         (106)(c)          65
Other Revenue.......................................       612          521          106(c)        1,239
                                                         -----        -----         ----          ------
  Total Noninterest Revenue.........................     3,597        3,053           --           6,650
                                                         -----        -----         ----          ------
NONINTEREST EXPENSE
Salaries............................................     2,205        1,773           --           3,978
Employee Benefits...................................       439          649         (145)(l)         929
                                                                                     (14)(f)
Occupancy Expense...................................       573          395           --             968
Equipment Expense...................................       382          307           35(q)          724
Foreclosed Property Expense.........................        41           --            9(m)           50
Restructuring Charge................................       308           --          157(l)          465
Other Expense.......................................     1,561        1,348          (12)(l)       2,888
                                                                                      (9)(m)
                                                         -----        -----         ----          ------
  Total Noninterest Expense.........................     5,509        4,472           21          10,002
                                                         -----        -----         ----          ------
Income Before Income Tax Expense....................     2,212        1,770          (21)          3,961
Income Tax Expense..................................       918          565           (8)          1,475
                                                         -----        -----         ----          ------
NET INCOME..........................................    $1,294       $1,205        $ (13)        $ 2,486
                                                         -----        -----         ----          ------
Income Applicable to Common Stock...................    $1,156       $1,078        $ (13)        $ 2,221
                                                         -----        -----         ----          ------
Income Per Share:
  Primary...........................................    $ 4.60       $ 5.87                      $  5.02
  Assuming Full Dilution............................    $ 4.54       $ 5.84                      $  4.97
Average Common Shares Outstanding:
  Primary...........................................     251.3        183.6                        442.2(h)
  Assuming Full Dilution............................     258.9        184.6                        450.9(h)

         See Notes to Unaudited Pro Forma Combined Financial Statements

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION

        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME -- (CONTINUED)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                   FOR THE YEAR ENDED DECEMBER 31, 1993
                                                           -----------------------------------------------------
                                                            CHEMICAL      CHASE       PRO FORMA       PRO FORMA
                                                           HISTORICAL   HISTORICAL   ADJUSTMENTS       COMBINED
                                                           ----------   ----------   -----------      ----------
                                                                                     (A,P)
INTEREST INCOME
Loans.....................................................   $5,620       $5,795        $(163)(n)      $ 11,252
Securities................................................    1,727          685           --             2,412
Trading Assets............................................      449          242           --               691
Federal Funds Sold and Securities Purchased Under Resale
  Agreements..............................................      339        1,029           --             1,368
Deposits With Banks.......................................      268          717           --               985
                                                           ----------   ----------   -----------      ----------
  Total Interest Income...................................    8,403        8,468         (163)           16,708
                                                           ----------   ----------   -----------      ----------
INTEREST EXPENSE
Deposits..................................................    2,241        2,014           --             4,255
Short-Term and Other Borrowings...........................      992        2,100           --             3,092
Long-Term Debt............................................      534          491           --             1,025
                                                           ----------   ----------   -----------      ----------
  Total Interest Expense..................................    3,767        4,605           --             8,372
                                                           ----------   ----------   -----------      ----------
NET INTEREST INCOME.......................................    4,636        3,863         (163)            8,336
Provision for Credit Losses...............................    1,259          995           --             2,254
Provision for Loans Held for Accelerated Disposition......       --          566           --               566
                                                           ----------   ----------   -----------      ----------
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES AND
  PROVISION FOR LOANS HELD FOR ACCELERATED DEPOSITION.....    3,377        2,302         (163)            5,516
NONINTEREST REVENUE
Trust and Investment Management Fees......................      406          465           --               871
Corporate Finance and Syndication Fees....................      338          194           --               532
Service Charges on Deposit Accounts.......................      288           --          109(k)            397
Fees for Other Financial Services.........................    1,067          903         (109)(k)         2,008
                                                                                          147(o)
Trading Revenue...........................................    1,073          716           --             1,789
Securities Gains..........................................      142           47           --               189
Other Revenue.............................................      710          624          163(n)          1,350
                                                                                         (147)(o)
                                                           ----------   ----------   -----------      ----------
  Total Noninterest Revenue...............................    4,024        2,949          163             7,136
                                                           ----------   ----------   -----------      ----------
NONINTEREST EXPENSE
Salaries..................................................    2,070        1,590           --             3,660
Employee Benefits.........................................      396          487          (14)(f)           869
Occupancy Expense.........................................      587          404           --               991
Equipment Expense.........................................      337          298           29(q)            664
Foreclosed Property Expense...............................      287           --          222(m)            509
Provision for Other Real Estate Held for Accelerated
  Disposition.............................................       --          318           --               318
Restructuring Charge......................................      158           --           45(l)            203
Other Expense.............................................    1,458        1,423          (45)(l)         2,614
                                                                                         (222)(m)
                                                           ----------   ----------   -----------      ----------
  Total Noninterest Expense...............................    5,293        4,520           15             9,828
                                                           ----------   ----------   -----------      ----------
Income Before Income Tax Expense and Effect of Accounting
  Changes.................................................    2,108          731          (15)            2,824
Income Tax Expense........................................      539          265           (6)              798
                                                           ----------   ----------   -----------      ----------
INCOME BEFORE EFFECT OF ACCOUNTING CHANGES................   $1,569       $  466        $  (9)         $  2,026
                                                           ----------   ----------   -----------      ----------
Income Applicable to Common Stock.........................   $1,414       $  326        $  (9)         $  1,731
                                                           ----------   ----------   -----------      ----------
Income Per Share (Before Accounting Changes):
  Primary.................................................   $ 5.57       $ 1.89                       $   4.00
  Assuming Full Dilution..................................   $ 5.48       $ 1.88                       $   3.96
Average Common Shares Outstanding:
  Primary.................................................    253.9        172.3                          433.1(h)
  Assuming Full Dilution..................................    261.6        173.2                          441.7(h)

         See Notes to Unaudited Pro Forma Combined Financial Statements

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION

        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME -- (CONTINUED)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                          FOR THE YEAR ENDED DECEMBER 31, 1992
                                                  -----------------------------------------------------
                                                   CHEMICAL      CHASE                        PRO FORMA
                                                  HISTORICAL   HISTORICAL    PRO FORMA        COMBINED
                                                  ----------   ----------   ADJUSTMENTS       ---------
                                                                            -----------
                                                                               (A,P)
INTEREST INCOME
Loans...........................................    $6,353       $6,280        $  --           $12,633
Securities......................................     1,753          579           --             2,332
Trading Assets..................................       419          316           --               735
Federal Funds Sold and Securities Purchased
  Under Resale Agreements.......................       349          771           --             1,120
Deposits With Banks.............................       274          759           --             1,033
                                                    ------       ------        -----           -------
  Total Interest Income.........................     9,148        8,705           --            17,853
                                                    ------       ------        -----           -------
INTEREST EXPENSE
Deposits........................................     2,868        2,935           --             5,803
Short-Term and Other Borrowings.................     1,228        1,577           --             2,805
Long-Term Debt..................................       454          629           --             1,083
                                                    ------       ------        -----           -------
  Total Interest Expense........................     4,550        5,141           --             9,691
                                                    ------       ------        -----           -------
NET INTEREST INCOME.............................     4,598        3,564           --             8,162
Provision for Credit Losses.....................     1,365        1,220           --             2,585
                                                    ------       ------        -----           -------
NET INTEREST INCOME AFTER PROVISION FOR CREDIT
  LOSSES........................................     3,233        2,344           --             5,577
NONINTEREST REVENUE
Trust and Investment Management Fees............       361          407           --               768
Corporate Finance and Syndication Fees..........       265          200           --               465
Service Charges on Deposit Accounts.............       264           --          102(k)            366
Fees for Other Financial Services...............     1,040          975         (102)(k)         1,954
                                                                                  41(o)
Trading Revenue.................................       853          468           --             1,321
Securities Gains................................        53           13           --                66
Other Revenue...................................       190          286          (41)(o)           435
                                                    ------       ------        -----           -------
  Total Noninterest Revenue.....................     3,026        2,349           --             5,375
                                                    ------       ------        -----           -------
NONINTEREST EXPENSE
Salaries........................................     1,977        1,505           --             3,482
Employee Benefits...............................       372          411           --               783
Occupancy Expense...............................       566          383           --               949
Equipment Expense...............................       316          285            3(q)            604
Foreclosed Property Expense.....................       283           --          130(m)            413
Other Expense...................................     1,416        1,284     (130)(m)             2,570
                                                    ------       ------        -----           -------
  Total Noninterest Expense.....................     4,930        3,868            3             8,801
                                                    ------       ------        -----           -------
Income Before Income Tax Expense................     1,329          825           (3)            2,151
Income Tax Expense..............................       243          186           (1)              428
                                                    ------       ------        -----           -------
NET INCOME......................................    $1,086       $  639        $  (2)          $ 1,723
                                                    ------       ------        -----           -------
Income Applicable to Common Stock...............    $  936       $  515        $  (2)          $ 1,449
                                                    ------       ------        -----           -------
Income Per Share:
  Primary.......................................    $ 3.85       $ 3.46                        $  3.65
  Assuming Full Dilution........................    $ 3.81       $ 3.41                        $  3.61
Average Common Shares Outstanding:
  Primary.......................................     242.9        148.7                          397.5(h)
  Assuming Full Dilution........................     251.6        150.6                          408.2(h)

         See Notes to Unaudited Pro Forma Combined Financial Statements

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(a) Chemical and Chase are in the process of reviewing their accounting policies and as a result of this review, it may be necessary to restate either Chemical's or Chase's financial statements to conform to those accounting policies that are determined to be most appropriate by the Surviving Corporation. While some restatements of prior periods have been included in the pro forma combined financial statements, further restatements may be necessary upon the completion of this review process.

(b) Chemical and Chase intend to review their combined securities portfolio to determine the classification of such securities as either available-for-sale or held-to-maturity in connection with the combined company's anticipated interest rate risk position. As a result of this review, certain reclassifications of the combined company's securities might take place. No such adjustments have been made to existing securities classifications in the pro forma condensed combined balance sheet. Any such reclassifications will be accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

(c) Chase's historical financial data includes within available-for-sale securities certain securities issued by foreign governments (such as Mexico) to financial institutions as part of a debt renegotiation (i.e., "Brady Bonds"). To conform to Chemical's classification, Chase's historical financial data have been reclassified on a pro forma basis to reflect such securities as a component of loans. Both Chemical and Chase have accounted for Brady Bonds in accordance with the provisions of SFAS 115.

     Chase's historical financial data reflect sales of Brady Bonds as a component of securities gains and interest income from Brady Bonds as a component of interest income from securities. To conform to Chemical's classification, Chase's historical financial data have been reclassified on a pro forma basis to reflect sales of Brady Bonds as a component of other revenue and interest income from Brady Bonds as a component of interest income from loans.

(d) Chase's historical financial data reflect assets acquired as loan satisfactions as a component of other assets. Effective January 1, 1995, Chase adopted SFAS 114, "Accounting by Creditors for Impairment of a Loan," and prospectively classified in substance foreclosures (ISF's) as nonperforming loans (the ISF balance as of the January 1, 1995 adoption remained in other assets). To conform to Chemical's classification, Chase's June 30, 1995 historical financial data have been reclassified on a pro forma basis to reflect the remaining $173 million balance of ISF's as nonperforming loans. To conform to Chemical's classification, Chase's historical financial data have been reclassified on a pro forma basis to reflect assets acquired as loan satisfactions (excluding ISF's) as a separate balance sheet caption.

(e) Chemical's historical financial data reflect securities sold but not yet purchased as a component of other borrowed funds. To conform to Chase's classification, Chemical's historical financial data have been reclassified on a pro forma basis to reflect its securities sold but not yet purchased as a component of trading liabilities.

(f) Chase elected at the time of its adoption of SFAS No. 106 (effective January 1, 1993) to amortize the transition liability for accumulated postretirement benefits over 20 years, while Chemical upon its adoption of SFAS No. 106 (effective January 1, 1993) elected to expense its entire transition liability. To conform with Chemical's adoption of SFAS No. 106, Chase's historical financial data have been adjusted on a pro forma basis to reverse the amortization of Chase's transition liability reflected as a component of OPEB expense under SFAS 106. Chase's transition liability of approximately $270 million ($167 million after-tax), net of the $35 million ($21 million after-tax) reversal of amortization expense, has been reflected in retained earnings on the pro forma consolidated balance sheet. Both the pre-tax and tax effect are included in the caption "Accounts Payable, Accrued Expenses and Other Liabilities" on the pro forma balance sheet.

(g) In connection with the Merger, it is expected that a one-time restructuring charge of approximately $1.5 billion ($925 million after-tax) will be incurred at the time of the consummation of the Merger. The restructuring charge is the result of severance expenses to be incurred in connection with anticipated staff reductions, costs incurred in connection with planned office eliminations and other merger-related expenses, including costs to eliminate redundant back office and other operations of Chemical and Chase.

     The restructuring charge is assumed to have the following components for the purpose of the pro forma financial statements:

                                                                   (IN MILLIONS)
                Severance........................................     $   550
                Real Estate Costs................................         550
                Other............................................         400
                                                                       ------
                                                                      $ 1,500
                                                                       ------

    The effect of the proposed restructuring charge has been reflected in the pro forma combined balance sheet; however, since the proposed restructuring charge is nonrecurring, it has not been reflected in the pro forma combined statement of income. Both the pre-tax and tax effect are included in the caption "Accounts Payable, Accrued Expenses and Other Liabilities" on the pro forma balance sheet.

(h) It is assumed that the Merger will be accounted for on a pooling of interests accounting basis and, accordingly, the related pro forma adjustments to the common stock, capital surplus and retained earnings accounts at June 30, 1995 reflect (i) an exchange of 188.4 million shares of Common Stock, par value $1.00 per share, of Chemical ("Chemical Common Stock") (using the Exchange Ratio of 1.04) for the 174.5 million outstanding shares of Common Stock, par value $2.00 per share, of Chase ("Chase Common Stock") at June 30, 1995 plus 6.6 million shares of Chase Common Stock issued to acquire the securities processing businesses of U.S. Trust Corporation (as discussed further in note (j) below); (ii) the exchange of each outstanding share of preferred stock of Chase into one share of preferred stock of Chemical; and (iii) the cancellation and retirement of all remaining shares of Chase Common Stock held in Chase's treasury.

     For the income per share calculations, the pro forma combined average common shares outstanding (primary and assuming full dilution) reflects the exchange of Chemical Common Stock (using the Exchange Ratio of 1.04) for the outstanding shares of Chase Common Stock.

(i) The pro forma financial information presented does not give effect to the planned net repurchase of up to a maximum of 9 million shares in the aggregate of Chemical Common Stock and Chase Common Stock (after giving effect to the issuance of shares by both Chemical and Chase subsequent to June 30, 1995, under various employee benefit plans) prior to the consummation of the Merger pursuant to their respective previously announced buyback programs.

(j) On September 2, 1995, Chase acquired the securities processing businesses of U.S. Trust Corporation which will be merged into Chase and accounted for under the purchase method. Although when compared with Chase's historical financial statements, the securities processing businesses of U.S. Trust Corporation do not qualify as a "significant subsidiary", a pro forma adjustment has been made since Chase's investment in the securities processing businesses of U.S. Trust Corporation involved the issuance of
     6.6 million shares of Chase Common Stock (which had a fair value on the date of issuance of $364 million). The net assets acquired (which are largely intangible assets) are disclosed net in other assets on the pro forma combined balance sheet.

     Chemical's disposition of approximately 60% of Chemical Bank New Jersey, National Association in the 1995 fourth quarter is not considered significant to the pro forma combined financial statements and, therefore, its impact is not included in these statements.

(k) Chase's historical financial data reflect service charges on deposit accounts as a component of fees for other financial services. To conform to Chemical's classification, such charges have been reclassified under a separate caption.

(l) Chase's historical financial statements reflect the components of restructuring charges within various noninterest expense categories. To conform to Chemical's classification, all such charges have been reclassified to restructuring charge. The following costs have been reclassified:

                                                         SIX MONTHS      FULL YEAR   FULL YEAR
                                                       ENDED JUNE 1995     1994        1993
                                                       ---------------   ---------   ---------
                                                                    (IN MILLIONS)
        Salaries.....................................        $ 3           $  --        $--
        Employee Benefits............................         --             145         --
        Other Expense................................         12              12         45
                                                             ---            ----        ---
        Costs reclassified to Restructuring Charge...        $15           $ 157        $45
                                                             ===            ====        ===

(m) Chase's historical financial data reflect foreclosed property expense as a component of other expense. To conform to Chemical's classification, Chase's historical financial data have been reclassified on a pro forma basis to reflect foreclosed property expense as a separate income statement caption.

(n) Chase's historical financial data reflect the sale of Brazilian and Argentine past due interest (PDI) bonds as a component of net interest income. To conform to Chemical's classification, Chase's historical financial data have been reclassified on a pro forma basis to reflect these bond sales as a component of other revenue.

(o) Chase's historical financial data reflect accelerated mortgage servicing writedowns as a component of fees for other financial services. To conform to Chemical's classification, Chase's historical financial data have been reclassified on a pro forma basis to reflect such writedowns as a component of other revenue.

(p) Transactions between Chemical and Chase are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

(q) Chase's historical financial data reflect the capitalization of computer software costs. To conform to Chemical's accounting policy, Chase's historical financial data have been adjusted on a pro forma basis to immediately recognize as expense those computer software costs that are capitalized.

     The pro forma adjustment to the balance sheet reflects the unamortized capitalized computer software costs of $104 million ($64 million net of tax) as of June 30, 1995. The pro forma adjustment to the statement of income for each period reflects the net impact of (i) charging to expense computer software costs that were capitalized during each respective period less (ii) the elimination of the previously recorded amortization of capitalized computer software costs.

(c) Exhibits

     The following exhibits are filed with this report:

    EXHIBIT NUMBER                                    DESCRIPTION
    --------------     -------------------------------------------------------------------------
          99                     Report of Price Waterhouse LLP dated January 17, 1995

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CHEMICAL BANKING CORPORATION

                                          By:         /s/  JOHN B. WYNNE
                                                     Name: John B. Wynne
                                                       Title: Secretary

Dated: October 26, 1995.

                                 EXHIBIT INDEX

EXHIBIT NUMBER                                 DESCRIPTION                                  PAGE
--------------   -----------------------------------------------------------------------    ----
      99         Report of Price Waterhouse LLP dated January 17, 1995                       18